EXHIBIT 99.1

GlobalSantaFe Fleet Status

as of 05.31.06

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) See Note 1 Below	Additional Commitments and Other Information - See Note 2 below
JACKUPS (45)
1	GSF Adriatic I	300'	MLT 116-C	Angola		Contracted	late Feb 06	mid Mar 07	low $110s	2-weeks repairs mid Feb 06 at zero dayrate; 3-week farmout early Jun 06 in mid $140s
2	GSF Adriatic II	350'	MLT 116-C	Angola		Contracted	late Nov 04	late May 07	mid $50s
3	GSF Adriatic III	350'	MLT 116-C	Gulf of Mexico	Yes	Contracted	mid May 06	mid Jul 06	low $150s	Followed by 1-week repairs mid Jul 06 at zero dayrate
4	GSF Adriatic V	300'	MLT 116-C	Angola		Contracted	late Sep 04	early Apr 07	mid $50s
5	GSF Adriatic VI	300'	MLT 116-C	Gabon		Contracted	mid Apr 06	late Jul 06	low $120s

Followed by 2-month commitment in low $130s; followed by 2 1/2-month contract in mid $140s; followed by 6-month contract in mid $140s; followed by 2-month commitment in low $180s; followed by

1-month commitment in mid $190s

6	GSF Adriatic VII	350'	MLT 116-C	Gulf of Mexico		Idle			zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 3 below
7	GSF Adriatic VIII	328'	MLT 116-C	Nigeria		Contracted	late Mar 06	late Mar 07	mid $140s
8	GSF Adriatic IX	350'	MLT 116-C	Gabon		Contracted	early Mar 06	late Dec 06	at $100	Followed by 1 1/2-year contract in mid $150s
9	GSF Adriatic X	350'	MLT 116-C	Egypt		Contracted	early Nov 04	early Nov 06	low $60s	(1-week survey mid Jun 06 at zero dayrate); followed by 2-year contract in mid $150s
10	GSF Adriatic XI	300'	MLT 116-C	Vietnam	Yes	Contracted	mid Feb 06	mid Mar 07	low $110s	2-week survey early May 06 at zero dayrate
11	GSF Baltic	375'	MLT SUPER300	Nigeria	Yes	Contracted	late May 06	late Nov 06	low $130s	Followed by 2-month contract in low $190s
12	GSF Britannia	200'	Bret Engineering	UK North Sea		Contracted	late Mar 05	early Feb 07		(First year in mid $50s; second year in low $60s); followed by 2-week survey in mid $30s; followed by 2-year option in low $60s
13	GSF Compact Driller	300'	MLT 116-C	Thailand		Contracted	early Sep 02	late Oct 07		Dayrate adjusted every 3-months based on market dayrate to a cap of high $70s; dayrate for Apr 06 thru Jun 06 estimated in high $70s
14	GSF Constellation I	400'	F&G JU 2000	Trinidad		Contracted	early Aug 04	early Aug 07	high $70s
15	GSF Constellation II	400'	F&G JU 2000	Egypt	Yes	MOB	mid Apr 06	late May 06	low $130s	Followed by 4 1/2-month commitment in low $170s; followed by 3-year contract in high $180s
16	GSF Galaxy I	400'	F&G L-780 Mod VI	UK North Sea	Yes	Contracted	mid Aug 05	mid Jan 07	at $100	(5-week survey early Apr 06 at zero dayrate; followed by 2-week upgrades mid May 06 in low $70s); followed by 1-month option at $105; followed by 4-month commitment at $300; followed by 2-month contract at $100; followed by 4-month option in mid $110s; followed by 4-month commitment in high $220s
17	GSF Galaxy II	400'	KFELS Mod VI	East Canada		Contracted	mid Apr 06	late Oct 06	mid $120s	Followed by 2-week survey early Nov 06 at zero dayrate
18	GSF Galaxy III	400'	KFELS Mod VI	UK North Sea		Contracted	early Oct 05	late May 07	mid $90s	Followed by 40-month option in mid $90s
19	GSF Galveston Key	300'	MLT 116-C	Vietnam		Contracted	late Mar 06	late Mar 08	high $140s
20	GSF High Island I	250'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	early May 06	late Jun 06	mid $120s	Followed by 1-week idle in early Jul 06 at zero dayrate; followed by 3-month contract in low $130s; followed by 3-weeks available; followed by 5-month MOB to Arabian Gulf and shipyard upgrade, all at zero dayrate; followed by 4-year contract in mid $160s plus $24 million MOB revenue amortized over 4-year contract period
21	GSF High Island II		MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	late May 06	late Jun 06	low $120s	Followed by 4-months available; followed by 5-month MOB to Arabian Gulf and shipyard upgrade, all at zero dayrate; followed by 4-year contract in mid $160s plus $24 million MOB revenue amortized over 4-year contract period
22	GSF High Island III	250'	MLT 82-SD-C	Gulf of Mexico		Idle			zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 3 below
23	GSF High Island IV	270'	MLT 82-SD-C	Gulf of Mexico	Yes	Idle	mid Feb 06	early Jun 06	zero	Idle at zero dayrate due to damages caused by Hurricane Rita; See Note 3 below; followed by 1 1/2-month contract in mid $70s; followed by 5-month contract in low $120s
24	GSF High Island V	270'	MLT 82-SD-C	Cameroon		Contracted	early Mar 06	early Jun 06	mid $80s	Followed by 9-month contract in mid $80s
25	GSF High Island VII	250'	MLT 82-SD-C	Cameroon		Contracted	early Feb 06	late Sep 06	high $80s	Followed by 8-month contract in high $90s
26	GSF High Island VIII	250'	MLT 82-SD-C	Gulf of Mexico	Yes	Contracted	mid Apr 06	mid Oct 06	mid $120s	Followed by 3-month commitment in low $130s
27	GSF High Island IX	250'	MLT 82-SD-C	Nigeria	Yes	Contracted	late Apr 06	early Jun 06	mid $140s	Followed by 1-year commitment in mid $140s; followed by 2-year commitment in low $150s
28	GSF Key Gibraltar	300'	MLT 84-C (modified)	Thailand		Contracted	early Oct 04	mid Oct 06		Dayrate adjusted every three months based on market dayrate to a cap of low $80s; dayrate for Apr 06 thru Jun 06 estimated in low $80s; followed by 1-year commitment in low $190s
29	GSF Key Hawaii	300'	Mitsui 300-C	Qatar		Contracted	early Dec 04	early Dec 06	low $50s
30	GSF Key Manhattan	350'	MLT 116-C	Egypt		Contracted	early Jul 04	early Jul 06	high $50s	Followed by 2-year contract (first year in mid $130s; second year in mid $150s); (1-week repairs early Sep 06 at zero dayrate)
31	GSF Key Singapore	350'	MLT 116-C	Egypt		Contracted	early Jun 05	early Jul 06	low $70s	Followed by 2-year contract (first year in mid $130s; second year in mid $150s); (1-month repairs early Apr 06 at zero dayrate)
32	GSF Labrador	300'	CFEMT-2005-C	UK North Sea		Contracted	early Mar 06	mid Jun 06	low $80s	Followed by 2-week survey early Jun 06 at zero dayrate; followed by 8 1/2-month contract in low $90s; followed by 7 1/2-month commitment in low $170s; followed by 6-month commitment in low $220s
33	GSF Main Pass I	300'	F&G L780-II	Gulf of Mexico	Yes	Contracted	early Jan 06	mid Jul 06	at $100	Followed by 3-weeks idle mid Jul 06 at zero dayrate; followed by 3 1/2-months available; followed by 5-month MOB to Arabian Gulf and shipyard upgrade, all at zero dayrate; followed by 4-year contract in mid $160s plus $24 million MOB revenue amortized over 4-year contract period
34	GSF Main Pass IV	300'	F&G L780-II	Gulf of Mexico	Yes	Contracted	late May 06	late Jun 06	low $130s	Followed by 5-months available; followed by 5-month MOB to Arabian Gulf and shipyard upgrade, all at zero dayrate; followed by 4-year contract in mid $160s plus $24 million MOB revenue amortized over 4-year contract period
35	GSF Magellan	350'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	mid Feb 06	late Jul 07		(First 6-month in low $140s; last 11 1/2-months in mid $140s); Followed by 1-month at zero dayrate; followed by 10-month commitment at $300
36	GSF Monarch	350'	F&G L-780 Mod V	UK North Sea	Yes	Contracted	early Jun 05	early Apr 07		First year in low $70s; second year in mid $70s; (3-week survey early July 06 at zero dayrate); followed by 2-year option in mid $70s
37	GSF Monitor	350'	F&G L-780 Mod V	Trinidad		Contracted	mid Mar 06	mid Mar 09	high $140s
38	GSF Parameswara	300'	Baker Marine BMC 300 IC	Indonesia		Contracted	mid Oct 05	mid Jun 08	at $101
39	GSF Rig 103	250'	MLT 52-C	Qatar		Contracted	early Oct 04	late Sep 06	high $40s
40	GSF Rig 105	250'	MLT 52-C	Gulf of Suez		Contracted	mid Jun 05	mid Jun 06	high $40s	Followed by 9-month contract in mid $80s; (1-week survey early Nov 06 at zero dayrate)
41	GSF Rig 124	250'	Modec 200C-45	Gulf of Suez	Yes	Contracted	early Jun 06	late Sep 06	mid $50s	(1-week survey early Oct 06 at zero dayrate)
42	GSF Rig 127	250'	F&G L-780 Mod II	Qatar	Yes	Contracted	early Jun 06	late May 07	low $120s	(2-week repairs late May 06 at zero dayrate)
43	GSF Rig 134	300'	F&G L-780 Mod II	Malaysia	Yes	Committed	mid Mar 06	late Mar 07	high $120s	(1-week survey late Jun 06 at zero dayrate)
44	GSF Rig 136	300'	F&G L-780 Mod II	Indonesia	Yes	Contracted	late Apr 06	late Aug 06	mid $110s	Followed by 13-month commitment in low $160s; (2-week repairs mid Apr 06 at zero dayrate); (1-week survey early Nov 06 at zero dayrate)
45	GSF Rig 141	250'	MLT 82-SD-C	Gulf of Suez	Yes	Contracted	mid Feb 06	mid Feb 07	low $70s	(10 days downtime in June for maintenance 7 days of which are at dayrate)

GlobalSantaFe Fleet Status

as of 05.31.06

	Rig Name	Rated Water Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) See Note 1 Below	Additional Commitments and Other Information - See Note 2 below
SEMISUBMERSIBLES (11)
1	GSF Aleutian Key	2,300'	F&G Enhanced Pacesetter	Trinidad	Yes	Contracted	early May 06	mid Nov 06	mid $140s	Followed by 45 day MOB to West Africa in mid $340s; followed by 20-month contract in low $350s
2	GSF Arctic I	3,400'	F&G L-907	Gulf of Mexico	Yes	Contracted	late Jul 05	mid Oct 06	mid $160s	Followed by 3-month contract in mid $270s; followed by 2-month contract in mid $320s; followed by 3-year commitment in low $270s commencing 1Q 07 (Brazil); (1-week downtime late Feb 06 at zero dayrate)
3	GSF Arctic II	1,200'	F&G L-907	UK North Sea	Yes	Contracted	mid May 06	late Aug 06	low $170s	(3 weeks downtime early Feb 06 at zero dayrate) Followed by 3-month contract in low $180s; followed by 2-month commitment at $200; followed by 2 1/2-month contract at $200; followed by 3-month commitment in low $420s; followed by 2-month commitment in low $380s; followed by 1-month upgrades at zero dayrate; followed by 3-month commitment in low $420s
4	GSF Arctic III	1,800'	F&G L-907	UK North Sea		Contracted	late Nov 05	late Dec 06	low $150s	Followed by 1-year contract in low $350s
5	GSF Arctic IV	1,800'	F&G L-907	UK North Sea	Yes	Contracted	early Jun 06	mid Jul 06	$200	Followed by 3-weeks at zero dayrate; followed by 3-month contract in mid $180s; followed by 3 1/2-month contract at $200; followed by 2-month unpriced option; followed by 3-year commitment in mid $270s commencing 2Q 07 (North Sea)
6	GSF Celtic Sea	5,750'	F&G L-907	Gulf of Mexico		Contracted	early Mar 06	mid Aug 06	at $100	Followed by 5-month contract in mid $170s; followed by 3-month unpriced option; followed by 1-year contract in mid $320s
7	GSF Development Driller I	7,500'	F&G ExD	Gulf of Mexico	Yes	Contracted	mid Jun 06	mid Jun 08	low $210s	Start date delayed to mid June 06 due to unexpected correction of a thruster defect after arrival in GOM and additional damage caused by Hurricane Katrina; Loss of hire insurance not paid during the period of 60 days prior to commencement of operations (mid Apr to mid June) while rig is undergoing acceptance testing with customer
8	GSF Development Driller II	7,500'	F&G ExD	Gulf of Mexico	Yes	Contracted	mid Nov 05	late Dec 08	low $180s	2-week repairs early Jan at zero dayrate; 2-week repairs mid Jan at 50% dayrate; 1-week repairs early May at zero dayrate; 1-week repairs late May at zero dayrate
9	GSF Grand Banks	1,500'	AKER H-3.2	East Canada	Yes	Contracted	mid Jan 06	mid Jan 09	mid $140s	4-week repairs mid Apr 06 to mid May 06 at zero dayrate; 1-week repairs late May at zero dayrate
10	GSF Rig 135	2,400'	F&G 9500 Enhanced Pacesetter	Angola	Yes	Contracted	late Feb 06	late Feb 07	at $300	Followed by 3-month contract in mid $320s; followed by 2 1/2-year contract in mid $320s (Congo)
11	GSF Rig 140	2,400'	F&G 9500 Enhanced Pacesetter	UK North Sea	Yes	Contracted	early Jun 06	late Sep 06	high $190s	Followed by 2-month contract in low $240s; followed by 1-month unpriced option; followed by 2-month commitment in mid $220s; followed by 1-month MOB to Angola in mid $280s; followed by 2-year contract at $305 (Angola)
DRILLSHIPS (3)
1	GSF C.R. Luigs	9,000'	GMDC	Gulf of Mexico	Yes	Contracted	early Jan 06	mid Jul 06	low $180s	Followed by 1-year contract in mid $220s; followed by 2-year contract in low $390s
2	GSF Explorer	7,800'	GMDC	Gulf of Mexico		Contracted	late Apr 06	late Apr 07	mid $230s	Followed by 2-year contract in mid $360s (Angola)
3	GSF Jack Ryan	8,000'	GMDC	Angola	Yes	Contracted	mid Mar 06	mid Sep 06	mid $240s	Followed by 6-month contract in mid $260s; followed by 2-year contract in high $290s; followed by 4-year contract in mid $420s
	Owned by Third Party (2)	Rated Drilling Depth	Rig Design	Location	Change from Previous Month	Status	Start Date	Estimated Current Contract End Date	Dayrate (in thousands) See Note 1 Below	Additional Commitments and Other Information - See Note 2 below

1	Dada Gorgud	1,557'	F&G Pacesetter	Caspian Sea	Yes	Contracted	mid Mar 00	late Dec 07	low $80s	Evergreen
2	Istiglal	2,297'	F&G Pacesetter	Caspian Sea		Contracted	early Jul 05	late Dec 07	low $80s	Evergreen

Note 1: In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the first quarter 2006, miscellaneous revenues were approximately $67.1 million, including $24.3 million of cost reimbursements. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

Note 2: Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication of guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.

Note 3: Hurricane Rita caused considerable damage to the GSF High Island III and the GSF Adriatic VII. Upon completion of our damage assessment on the GSF High Island III and GSF Adriatic VII, it is possible that one or both of the rigs may be declared a constructive total loss. If either the GSF High Island III or GSF Adriatic VII is declared to be constructive total losses, we will be entitled to receive the total insured values of the rigs of $55 million and $70 million, respectively. Taking into consideration the losses already recorded for these two rigs they have a current book value of $1.2 million and $1.4 million, respectively, which is equal to their estimated salvage value.

Hurricane Rita also damaged the GSF High Island II and GSF High Island IV. The GSF High Island II sustained leg damage which has been repaired. The GSF High Island II returned to work during late May 2006. The GSF High Island IV is currently finalizing repairs and is expected to return to work during early June 2006.

Forward-Looking Statements:

Under the Private Securities Litigation Reform Act of 1995, companies are provided a "safe harbor" for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward-looking information. We do so in this current report on Form 8-K and in other communications. Our forward-looking statements include things such as: (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the first quarter of fiscal 2006; (b) estimated dayrates; (c) current term, start and end dates of contracts; (d) our expectation that the GSF High Island II will return to work in early June 2006; and (e) other statements that are not historical facts.

Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.

Factors that could cause or contribute to such differences include, but are not limited to: (a) the cyclical nature of the drilling business; (b) health hazards in our operating regions; (c) the political environment of oil producing regions; (d) oil and natural gas price fluctuations and related market expectations; and (e) such other risk factors as may be discussed in our latest annual report on Form 10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.

GlobalSantaFe Fleet Status

as of 05.31.06

We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Definitions:

low = 0, 1, 2, 3.999 ie: 50,000 - 53,999

mid = 4, 5, 6.999 ie: 54,000 - 56,999

high = 7, 8, 9.999 ie: 57,000 - 59,999